Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated January 18, 2019
to the
Prospectus and Statement of Additional Information (SAI)
dated February 28, 2018

The Tocqueville International Value Fund (the "International Value Fund")
a series of the Tocqueville Trust (the "Trust")

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

Effective as of the close of business on January 18, 2019, the International Value Fund was reorganized into a newly organized series the American Beacon Tocqueville International Value Fund (“Acquiring Fund”) of the American Beacon Funds, a Massachusetts business trust. The Acquiring Fund will have a substantially similar investment objective and substantially similar investment strategies and policies as the International Value Fund.

As previously noted, American Beacon Advisors (“AB”) will serve as the Acquiring Fund’s investment adviser and Tocqueville Asset Management L.P., the current investment adviser, will serve as the new sub-adviser (“TAM”). AB will be responsible for overseeing the management of the Acquiring Fund, and TAM will be primarily responsible for the day-to-day portfolio management of the Acquiring Fund.  In particular, the portfolio manager at TAM who was primarily responsible for the day-to-day portfolio management of the International Value Fund will act as portfolio manager of the Acquiring Fund.

The shareholders of the International Value Fund approved the reorganization at a special meeting of shareholders on January 17, 2019.

Please retain this Supplement for your reference.